SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2015

Oxford City Football Club, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-54434	05-0554762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Fairway Drive, Suite 302, Deerfield Beach, FL	33441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617.501.6766

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On February 12, 2015, Oxford City Football Club, Inc., a Florida corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”), by and between the Company and AlvaEDU, Inc., a Florida Corporation (“AlvaEDU”), pursuant to which, among other things, the Company agreed to acquire certain assets from AlvaEDU for an aggregate purchase price of 28,000,000 shares of the Company’s restricted stock.

The closing of the Purchase Agreement was subject to customary closing conditions, including approval by the majority of shareholders of AlvaEDU. On March 6, 2015, we were notified by AlvaEDU that the Purchase Agreement was not approved by the majority of shareholders. As such, the Purchase Agreement was terminated.

On March 11, 2015, however, the Company was able to negotiate and enter into a modification of an Online Degree Program Development Agreement (the “Development Agreement”) between CIT University, the Company’s wholly-owned subsidiary, and AlvaEDU. Under the Development Agreement, dated February 14, 2014, AlvaEDU agreed to develop an online Master’s Degree curriculum in Sports Management. In consideration for developing the curriculum, CIT University agreed to pay AlvaEDU a combination of cash and a percentage of the gross annual tuition for each student enrolled in the program. The percentage was calculated as 20% of the gross annual tuition if the total number of students was greater than 1,000, or 30% if the total number of students was less than 1,000.

As a result of the March 11, 2015 modification to the Development Agreement (the “Mutual Full Release”), AlvaEDU has agreed to waive and release its right to any percentage of tuition in the program. Thus, in exchange for a release of claims in AlvaEDU’s favor, CIT is now entitled to 100% of the tuition from students enrollment in the program.

The foregoing description of the Mutual Full Release is qualified in its entirety by reference to the full text of the Mutual Full Release, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

The information set forth above in Item 1.01 is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Mutual Full Release, dated March 11, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxford City Football Club, Inc.

/s/ Thomas Guerriero

________________________

Thomas Guerriero

Chief Executive Officer

Date: March 19, 2015

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